Exhibit 24

POWER OF ATTORNEY

FOR SEC FILINGS ON FORMS ID, 3, 4, 5 AND 144
IN RESPECT OF SECURITIES OF
MURANO GLOBAL INVESTMENTS PLC

The undersigned hereby constitutes and appoints Oscar Leonel Martinez Basulto as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for the undersigned in the undersigned's name and stead in any and all capacities, to sign and file for and on the undersigned's behalf, in respect of any acquisition, disposition or other change in ownership of any securities of Murano Global Investments PLC (the "Company"), the following:

(i)	any Form ID to be filed with the Securities and Exchange Commission (the "SEC");

(ii)	any Initial Statement of Beneficial Ownership of Securities on Form 3 to be filed with the SEC;

(iii)	any Statement of Changes of Beneficial Ownership of Securities on Form 4 to be filed with the SEC;

(iv)	any Annual Statement of Beneficial Ownership of Securities on Form 5 to be filed with the SEC;

(v)	any Notice of Proposed Sale of Securities on Form 144 to be filed with the SEC; and

(vi)	any and all agreements, certificates, receipts, or other documents in connection therewith.

The undersigned grants full power and authority to each attorney-in-fact to seek and obtain as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release such information to the undersigned and approves and ratifies any such release of information.

The undersigned hereby grants full power and authority to each attorney-in-fact to do and perform any and all acts for and on behalf of the undersigned which may be necessary to serve as an account administrator for the undersigned's EDGAR account, including to (i) appoint, remove and replace account administrators, account users, and delegated entities; (ii) maintain the security of the undersigned's EDGAR account, including modification of access codes; (iii) maintain, modify and certify the accuracy of information on the undersigned's EDGAR account dashboard; (iv) act as the EDGAR point of contact with respect to the undersigned's EDGAR account; and (v) any other actions contemplated by Rule 10 of Regulation S-T.

The undersigned hereby full power and authority to each attorney-in-fact to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifies and confirms all that any such attorney-in-fact and agent or substitute may do or cause to be done by virtue hereof.

The undersigned acknowledges that:

(i)
neither the Company nor such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) any liability of the undersigned for any failure to comply with such requirements or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

(ii)
this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

Date: February 26, 2026

/s/ Marcos Sacal Cohen
Name: Marcos Sacal Cohen

State of New York
County of Kings

This Power of Attorney was acknowledged before me on February 26, 2026 by MARCOS SACAL COHEN

Notary Signature:

/s/ Kaya Thompson
Notary Name: Kaya Thompson

Notarized online using audio-video communication

Notary Seal	Kaya Thompson
Notary Public, State of New York
Registration No. 01TH0018937
Qualified in Kings County
Commission Expires Dec. 20, 2027

[Signature Page to Power of Attorney]